EXHIBIT 10.1

                      AMENDMENT TO LETTER OF UNDERSTANDING

           THIS AMENDMENT TO LETTER OF UNDERSTANDING (this "AMENDMENT") is made and entered into as of August 26, 2004, by and between FRANKLIN CAPITAL CORPORATION, a Delaware corporation ("FRANKLIN"), and AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC, a Delaware limited liability company ("AULT GLAZER"). Capitalized terms used but not defined herein shall have the meanings given to them in the LOU (as defined below).

                                    RECITALS

           WHEREAS, Franklin and Ault Glazer are parties to that certain Letter of Understanding, dated as of June 23, 2004 (the "LOU"), and desire to amend the LOU as set forth in this Amendment.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AMENDMENT

           1. AMENDMENT OF LOU. The first sentence of Section 5 of the LOU shall be deleted and replaced in its entirety with the following sentence: "This LOU shall automatically terminate and be of no further force and effect upon the earliest to occur of each of the following: (i) the date upon which Franklin and Ault Glazer mutually agree in writing to terminate this LOU; (ii) October 1, 2004, in the event that Franklin has not mailed the Proxy Statement to its stockholders as of such date; or (iii) November 31, 2004."

           2. MISCELLANEOUS.

                2.1 NO OTHER AMENDMENT. Except as specifically amended by this Amendment, the terms and conditions of the LOU shall remain unchanged and in full force and effect.

                2.2 COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have duly executed and delivered this
AMENDMENT TO LETTER OF UNDERSTANDING as of the date first written above.

                                 FRANKLIN CAPITAL CORPORATION

                                 /s/ Stephen L. Brown
                                 -----------------------------------------------
                                 STEPHEN L. BROWN
                                 Chairman and Chief Executive Officer



                                 AULT GLAZER & COMPANY INVESTMENT MANAGEMENT LLC

                                 /s/ Milton Ault III
                                 -----------------------------------------------
                                 MILTON "TODD" AULT III
                                 Managing Partner